UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 15, 2007 (June 14, 2007)

JK ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-32574	87-0745202
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
4400 Post Oak Parkway, Suite 2530, Houston, Texas 77027
(Address of principal executive offices) (Zip Code)
(713) 978-7557
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On June 14, 2007, James P. Wilson, Chief Executive Officer and Chairman of the board of directors of JK Acquisition Corp. (the “Company”), and Keith D. Spickelmier, President and a Director of the Company, agreed to advance the Company an aggregate of $100,000 on a short-term basis pursuant to the terms of advance letter agreements between the Company and each of Messrs. Wilson and Spickelmier (the “Advances”). The advance letter agreements are included herewith this Form 8-K as Exhibits 99.1 and 99.2.
The amounts advanced by Messrs. Wilson and Spickelmier are as follows: James P. Wilson — $55,000.00 and Keith D. Spicklemier — $45,000.00 (each individually, a “Lender” and referred to collectively as the “Lenders”). Proceeds from each of the advances will fund the Company’s ongoing continuing operating expenses and certain fees, costs and expenses in connection with the Company’s proposed merger with Multi-Shot, LLC. Under the terms of the Advances issued by the Company to each Lender, the Company will: (i) pay no interest to the Lenders and (ii) the amounts of the Advances are due on the earlier of (a) the consummation of the merger with Multi-Shot, LLC (as previously disclosed in the Company’s Form 8-K as filed on February 15, 2007) and (b) the consummation of a business combination other than with Multi-Shot, LLC. In the event the Company fails to complete a business combination with either Multi-Shot, LLC or any other entity (I) by October 10, 2007 or, (II) if a letter of intent, agreement in principle or definitive agreement is executed, but not consummated, by October 10, 2007, then by April 10, 2008, then the Company shall not be required to repay the Advances. Messrs. Wilson and Spickelmier have waived any recourse against the Company’s trust account with respect to the Advances in the event that a business combination is not consummated by the Company in a timely manner as described herein above.
Item 7.01. Regulation FD
Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.
Item 9.01. Financial Statements and Exhibits
     (d)   Exhibits:

Exhibit No.	Description

99.1	Advance Letter Agreement, dated June 14, 2007, between the Company and James P. Wilson.

99.2	Advance Letter Agreement, dated June 14, 2007, between the Company and Keith D. Spickelmier.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JK ACQUISITION CORP.
Date: June 15, 2007	By:	/s/ James P. Wilson
Name: James P. Wilson
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Advance Letter Agreement, dated June 14, 2007, between the Company and James P. Wilson.

99.2	Advance Letter Agreement, dated June 14, 2007, between the Company and Keith D. Spickelmier.